MIP
TARGET. CAPTURE. RELEASE.

MIPS*olutions*, Inc.

SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT ("Agreement"), dated as of the date of acceptance set forth below, is entered into by and between **MIPSOLUTIONS, INC.**, a Nevada corporation, with an office located at 308 W. 1st Avenue, Suite 304, Spokane, WA 99201 (the "Company"), and each individual or entity (other than the Company) named on a signature page hereto (as used herein, each such signatory is referred to as the "Purchaser" or a "Purchaser") (each agreement with a Purchaser being deemed a separate and independent agreement between the Company and such Purchaser, except that each Purchaser acknowledges and consents to the rights granted to each other Purchaser under such agreement as defined below, referred to therein).

W I T N E S S E T H:

WHEREAS, the Company and the Purchaser are executing and delivering this Agreement in accordance with and in reliance upon the exemption from securities registration for offers and sales to accredited investors afforded, inter alia, by Rule 506 under Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act"), and/or Section 4(2) of the 1933 Act; and

WHEREAS, the Purchaser wishes to subscribe to the number of Units (a "Unit" shall consist of one share of Common Stock, par value $0.001, and a warrant to purchase one additional share of Common Stock at a cash exercise price of $0.50 per share) set forth on the signature page of this Agreement of MIPS*olutions*, Inc. a corporation organized and existing under the laws of the State of Nevada (the "Company"), and agrees to pay for such Units the amount also set forth on the signature page in cash or by check subject to collection upon execution of this subscription agreement. Each warrant shall be valid for a 3-year term and shall be callable by the Company, in its sole discretion, at anytime after the Company's Common Stock trades on a public exchange and the Common Stock closes at or above a price of $2.00 for 15 consecutive trading days.

NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. AGREEMENT TO PURCHASE; PURCHASE PRICE.

Subject to the terms and conditions of this Agreement, the Purchasers shall be entitled to receive Units issuable by the Company, consisting of one share of Common Stock, $.001 par value ("Share") plus a common stock purchase warrant ("Warrant") for each Share received by the Purchaser. Each Share issued by the Company shall be priced at $.50 per Share and each Share of Common stock issued by the Company upon exercise of the Warrants shall be priced at $.50 per Share. The exercise price of each of the Warrants shall be exclusively payable only in cash. The Warrants have a three year term, meaning that the right to purchase an additional Share of Common Stock terminates 36 months after the date of issuance of the Warrant, and will expire unless exercised before 5:00 p.m. Eastern Time, on said date. A specimen of the Warrant is attached thereto as EXHIBIT A.

a. Subject to the terms and conditions of this Agreement, the undersigned Purchaser hereby agrees to pay the Company the principal amount set forth on the Purchaser's signature page of this Agreement (the "Purchase Price"), out of the gross aggregate amount being purchased by all Purchasers of a maximum of [$750,000.00] (the "Maximum Purchase Price") on a Best Efforts basis. However, the Maximum Purchase Price is not to be construed as a condition of any one or more subscriptions for the Company's Shares.

b. The Purchase Price to be paid by the Purchaser shall be equal to subscription amount of the Units being purchased on the date of execution (hereafter the "Closing Date") of this Agreement and shall be payable in United States Dollars. The minimum subscription by each Purchaser shall purchase no less than $5,000.00 (10,000 Units).

c. The actual total Purchase Price of all Purchasers, which shall not be more than the Maximum Purchase Price and may be less than the Maximum Purchase Price, is hereinafter referred to as the "Aggregate Purchase Price."

d. The offering of units (the "Offering") is being conducted on a "best efforts" basis by the officers and directors of the Company, however, a portion of the Offering will be offered as a debt to equity conversion vehicle to the holders of promissory notes ("Notes") and other debt on the books of the Company as of the closing date of this Offering. The Company will accept subscriptions for a maximum of $750,000.00 equal to 1,500,000 Units. The Company has not established a minimum offering amount, which must be sold in the Offering before the Company may accept subscription funds for use in its business. Funds will be appropriated from the first dollar; therefore, investors in the Offering will not have the benefit of an escrow of funds from the sale of Units, subject to receipt of subscriptions for a certain minimum number of Units, which would, in all likelihood reduce the risk of an investment in the Units. This Offering will continue for a period of six months from the date of this Agreement, unless extended or terminated by the Company.

2. PURCHASER REPRESENTATIONS, WARRANTIES, ETC.; ACCESS TO INFORMATION; INDEPENDENT INVESTIGATION.

The Purchaser represents and warrants to, and covenants and agrees with, the Company as follows:

a. Without limiting Purchaser's right to sell the Shares Common Stock (including Shares received from the exercise of the Warrants) pursuant to a registration statement or otherwise to sell any of the securities received by purchasing the Units, the Purchaser hereby represents and warrants that he is purchasing the Units and the securities comprising the Units and will be acquiring the Units for its own account for investment purposes only and not with a view towards the resale or distribution thereof and not with a view to or for sale in connection with any distribution thereof.

b. The Purchaser is (i) an "accredited investor" as that term is defined in Rule 501 of the General Rules and Regulations under the 1933 Act by reason of Rule 501(a)(3), (ii) experienced in making investments of the kind described in this Agreement and the related documents, (iii) able, by reason of the business and financial experience of its officers (if an entity) and professional advisors (who are not affiliated with or compensated in any way by the Company or any of its Affiliates or selling agents), to protect its own interests in connection with the transactions described in this Agreement, and the related documents, and (iv) able to afford the loss of the entire Purchase Price.

c. All subsequent offers and sales of the Units and the securities comprising the Units by the Purchaser shall be made pursuant to registration thereof under the 1933 Act or pursuant to an exemption from registration, which shall be established to the reasonable satisfaction of the Company.

d. The Purchaser understands that the Units are being offered and sold in reliance on specific exemptions from the registration requirements of the 1933 Act and state securities laws and that the Company is relying upon the truth and accuracy of, and the Purchaser's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Securities.

e. The Purchaser and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Units and the offer of the Shares (upon conversion) which have been requested by the Purchaser. Without limiting the generality of the foregoing, the Purchaser has also had the opportunity to obtain and to review the Company's SEC filings at www.sec.gov.

f. The Purchaser understands that its investment in the Units involves a high degree of risk.

g. The Purchaser hereby represents that, in connection with its purchase of the Units, he has not relied on any statements or representations by the Company or any of its officers, directors and employees or any of its attorneys or agents, except as specifically set forth herein.

h. The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Units.

i. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Purchaser and is a valid and binding agreement of the Purchaser

enforceable in accordance with their respective terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally.

3. **COMPANY REPRESENTATIONS, ETC.** The Company represents and warrants to the Purchaser as of the date hereof that:

a. **Status.** The Company is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company is a "reporting company" and is obligated to file reports pursuant to Section 13 or Section 15(d) of the Securities and Exchange Act of 1934, as amended (the "1934 Act"). The Company's Common Stock is listed and quoted in the over-the-counter market on the Electronic Bulletin Board maintained by the NASDAQ Stock Market, Inc.

b. **Authorized Shares.** The authorized capital stock of the Company consists of (i) 50,000,000 shares of Common Stock, \$.001 par value per share, of which approximately 6,617,800 shares are outstanding as of the date hereof. All issued and outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid. The Company has sufficient authorized and unissued shares of Common Stock as may be necessary to affect the issuance of the Shares. The Shares have been duly authorized when issued, will be duly and validly issued, fully paid and non-assessable and, except to the extent, if any, provided by the law of the State of Incorporation, will not subject the Holder thereof to personal liability by reason of being such Holder. The Company has no shares of preferred stock outstanding.

c. **Transaction Agreement and Stock.** This Agreement and the transactions contemplated thereby, have been duly and validly authorized by the Company, has been duly executed and delivered by the Company and this Agreement is, when executed and delivered by the Company, will be, valid and binding agreements of the Company enforceable in accordance with their respective terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium, and other similar laws affecting the enforcement of creditors' rights generally.

d. **Non-contravention.** The execution and delivery of this Agreement by the Company, the issuance of the Shares of Common Stock (including the exercise of the Warrants) does not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under (i) the certificate of incorporation or by-laws of the Company, each as currently in effect, (ii) any indenture, mortgage, deed of trust, or other material agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound, including any listing agreement for the Common Stock except as herein set forth, or (iii) to its knowledge, any existing applicable law, rule, or regulation or any applicable decree, judgment, or order of any court, United States federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over the Company or any of its properties or assets, except such conflict, breach or default which would not have or result in a material adverse effect.

e. **Approvals.** No authorization, approval or consent of any court, governmental body, regulatory agency, self-regulatory organization, or stock exchange or market or the shareholders of the Company is required to be obtained by the Company for the issuance

and sale of the Securities to the Purchaser as contemplated by this Agreement, except such authorizations, approvals and consents that have been obtained.

f. Dilution. The number of Shares issuable upon purchase of the Units and exercise of the Warrants may have a dilutive effect on the ownership interests of the other shareholders (and persons having the right to become shareholders) of the Company. The board of directors of the Company has concluded, in its good faith business judgment, that the offer and sale of the Units is in the best interests of the Company. The Company specifically acknowledges that its obligation to issue the Shares in conjunction with this Offering and upon exercise of the Warrants is a binding commitment upon the Company and enforceable regardless of the dilution such issuance may have on the ownership interests of other shareholders of the Company, and the Company will honor every Notice of Exercise of Warrants (as defined in the Warrants) relating to the exercise of the Warrants unless the Company is subject to an injunction (which injunction was not sought by the Company) prohibiting the Company from doing so.

g. Trading in Securities. The Company specifically acknowledges that, except to the extent specifically provided herein, the Purchaser retains the right (but is not otherwise obligated) to buy, sell, engage in hedging transactions or otherwise trade in the securities of the Company, at any time before, contemporaneous with or after the execution of this Agreement or from time to time, but only, in each case, in any manner whatsoever permitted by applicable federal and state securities laws.

h. Fees to Brokers, Finders and Others. Except for payment of fees to FINRA-member broker dealers, payment of which is the sole responsibility of the Company, the Company has taken no action which would give rise to any claim by any person for brokerage commission, finder's fees or similar payments by Purchaser relating to this Agreement or the transactions contemplated hereby. Purchaser shall have no obligation with respect to such fees or with respect to any claims made y or on behalf of other persons for fees of a type contemplated in this paragraph that may be due in connection with the transactions contemplated hereby. The Company shall indemnify and hold harmless each of Purchaser, its employees, officers, directors, agents, and partners, and their respective Affiliates, from and against all claims, losses, damages, costs (including the costs of preparation and attorney's fees) and expenses suffered in respect of any such claimed or existing fees, as and when incurred.

i. Multiple Closing Dates. The Company understands that since this Offering is being done on a best efforts basis that the closing date of each purchase of the Units may be different.

4. CERTAIN COVENANTS AND ACKNOWLEDGMENTS.

a. Transfer Restrictions. The Purchaser acknowledges that (1) the Shares and Warrants of which the Units are comprised have not been and are not being registered under the provisions of the 1933 Act and may not be transferred unless (A) subsequently registered thereunder or (B) the Purchaser shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that the securities comprising the Units to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; (2) any sale of the Shares of Common Stock made in reliance on Rule 144 promulgated under the 1933 Act may be made only in accordance with the terms of said Rule 144 and further, if said Rule 144 is not applicable, any resale of such Shares of

Common Stock under circumstances in which the seller, or the person through whom the sale is made, may be deemed to be an underwriter, as that term is used in the 1933 Act, may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (3) neither the Company nor any other person is under any obligation to register the securities comprising the Units under the 1933 Act or to comply with the terms and conditions of any exemption thereunder.

b. Restrictive Legend. The Purchaser acknowledges and agrees that, until and unless such time as the Shares or the shares underlying the Warrants have been registered under the 1933 Act and sold in accordance with an effective registration statement or until Rule 144 authorizes the removal of any restrictive legend, the certificates and other instruments representing any of the securities comprising the Units shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of any such securities):

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES OR AN OPINION OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED. THESE SECURITIES ARE ALSO SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN SUBSCRIPTION AGREEMENT EXECUTED BETWEEN THE COMPANY AND THE PURCHASER AT THE TIME OF SALE.

c. Filings. The Company undertakes and agrees to use its best efforts to timely make all necessary filings in connection with the sale of the Units to the Purchaser under any United States laws and regulations applicable to the Company, or by any domestic securities exchange or trading market, and to provide a copy thereof to the Purchaser promptly after such filing upon receipt of a written request from the Purchaser.

d. Reporting Status. So long as the Purchaser beneficially owns any of the Company's Shares of Common Stock, the Company shall use its best efforts to file all reports required to be filed with the SEC pursuant to Section 13 or 15(d) of the 1934 Act, shall take all reasonable action under its control to ensure that adequate current public information with respect to the Company, as required in accordance with Rule 144(c)(2) of the 1933 Act, is publicly available, and shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination. The Company will take all reasonable action under its control to maintain the continued listing and quotation and trading of its Common Stock in the over-the-counter market.

e. Use of Proceeds. The Company will use the net proceeds received for general corporate purposes and, in exchange for repayment of Notes, the retirement of outstanding debt.

f. Reserve of Conversion Shares. The Company shall have at all times authorized and reserved for issuance, free from preemptive rights, a number of shares at least equal to the sum of one hundred percent (100%) of the number of shares of Common Stock

issuable as may be required to satisfy the exercise rights of the holders of all outstanding Warrants issued through this Offering.

g. **Change In Capitalization.** If the Company enters into an agreement that should cause a Change in Capitalization, or a Change in Capitalization should occur, as defined by section 3.1 of the Warrant (See EXHIBIT A), the Purchaser shall have the rights as set out in section 3.1 of the Warrant.

5. TRANSFER AGENT INSTRUCTIONS.

The Company warrants that, with respect to the Shares of Common Stock issuable upon exercise of the Warrants, other than the stop transfer instructions to give effect to Section 4(a) hereof, it will give its transfer agent no instructions inconsistent with instructions to issue Shares from time to time upon exercise of the Warrants in such amounts as specified from time to time by the Company to the transfer agent, bearing the restrictive legend specified in Section 4(b) of this Agreement, registered in the name of the Purchaser or his nominee and in such denominations to be specified by the Purchaser in connection with each exercise of the Warrants. Except as so provided, the Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement.

6. INDEMNIFICATION.

The Company agrees to indemnify and hold harmless Purchaser and its officers, directors, employees, and agents, from and against any losses, claims, damages, liabilities or expenses incurred (collectively, "Damages"), joint or several, and any action in respect thereof to which Purchaser, its partners, affiliates, officers, directors, employees, and duly authorized agents, and any such Purchaser becomes subject to, resulting from, arising out of or relating to any misrepresentation, breach of warranty or nonfulfillment of or failure to perform any covenant or agreement on the part of Company contained in this Agreement, as such Damages are incurred, except to the extent such Damages result primarily from Purchaser's failure to perform any covenant or agreement contained in this Agreement or Purchaser's or its officers, directors, employees, agents or Purchaser Control Persons negligence, recklessness or bad faith in performing its obligations under this Agreement.

7. JURY TRIAL WAIVER.

The Company and the Purchaser hereby waive a trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other in respect of any matter arising out or in connection with this Agreement.

8. GOVERNING LAW: MISCELLANEOUS.

This Agreement shall be governed by and interpreted in accordance with the laws of the State of Washington.

Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

This Agreement may be signed in one or more counterparts, each of which shall be deemed an original.

The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

This Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement thereof.

This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

9. NOTICES. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given on the earliest of

(a) the date delivered, if delivered by personal delivery as against written receipt therefor or by confirmed facsimile transmission,

(b) the seventh business day after deposit, postage prepaid, in the United States Postal Service by registered or certified mail, or

(c) the third business day after mailing by domestic or international express courier, with delivery costs and fees prepaid,

in each case, addressed to each of the other parties thereunto entitled at the following addresses (or at such other addresses as such party may designate by ten (10) days' advance written notice similarly given to each of the other parties hereto):

Company:	MIPSOLUTIONS, INC. at its address at the head of this Agreement Attn: Edward A. Hunton Telephone No.: 509-484-6385
Purchaser:	Jeff Lamberson 308 W. 1st Ave., Ste. 304 Spokane, WA 99201 Telephone No.: 509-279-0836

10. SURVIVAL OF REPRESENTATIONS AND WARRANTIES.

The Company's and the Purchaser's representations and warranties herein shall survive the execution and delivery of this Agreement and the delivery of the Shares of Common Stock and/or exercise of the Warrants and the payment of the Purchase Price, and shall inure to the benefit of the Purchaser and the Company and their respective successors and assigns.

IN WITNESS WHEREOF, this Agreement has been duly executed by the Purchaser (if an entity, by one of its officers thereunto duly authorized) as of the date set forth below.

SIGNATURES

IN WITNESS WHEREOF, the undersigned represents that the foregoing statements are true and correct and has caused this Securities Purchase Agreement to be duly executed on this 13 day of June, 2008.

308 W. 1st Ave., Ste. 304
Spokane, WA 99201

Jeffery M. Lamberson
Amount of Units Purchased $46,100.00

By: ______________________
(Signature)

State of Residence: WA

____
Joint Signature (if applicable)

As of the date set forth below, the undersigned hereby accepts this Agreement and represents that the foregoing statements are true and correct and that it has caused this Securities Purchase Agreement to be duly executed on its behalf.

MIPSOLUTIONS, INC.

By: ______________________
Title: Chief Financial Officer
Date: 6-13-08, 2008.

The purchase amount is for the conversion of $46,100.00 of accrued salary on the books of the corporation due to Mr. Hunton in the form of officer fees.

10. SURVIVAL OF REPRESENTATIONS AND WARRANTIES.

The Company's and the Purchaser's representations and warranties herein shall survive the execution and delivery of this Agreement and the delivery of the Shares of Common Stock and/or exercise of the Warrants and the payment of the Purchase Price, and shall inure to the benefit of the Purchaser and the Company and their respective successors and assigns.

IN WITNESS WHEREOF, this Agreement has been duly executed by the Purchaser (if an entity, by one of its officers thereunto duly authorized) as of the date set forth below.

SIGNATURES

IN WITNESS WHEREOF, the undersigned represents that the foregoing statements are true and correct and has caused this Securities Purchase Agreement to be duly executed on this 13 day of June, 2008.

120 Paradise Rd.
Park City, UT 84098

Glen E. Southard
Amount of Units Purchased $46,100.00

By: Glen E. Southard
(Signature)

State of Residence: UT

Joint Signature (if applicable)

As of the date set forth below, the undersigned hereby accepts this Agreement and represents that the foregoing statements are true and correct and that it has caused this Securities Purchase Agreement to be duly executed on its behalf.

MIPSOLUTIONS, INC.

By:
Title: VP Sec/Treasurer
Date: 6.13., 2008.

GES The purchase amount is for the conversion of $46,100.00 of accrued salary on the books of the corporation due to Mr. Hunton in the form of officer fees.

10. SURVIVAL OF REPRESENTATIONS AND WARRANTIES.

The Company's and the Purchaser's representations and warranties herein shall survive the execution and delivery of this Agreement and the delivery of the Shares of Common Stock and/or exercise of the Warrants and the payment of the Purchase Price, and shall inure to the benefit of the Purchaser and the Company and their respective successors and assigns.

IN WITNESS WHEREOF, this Agreement has been duly executed by the Purchaser (if an entity, by one of its officers thereunto duly authorized) as of the date set forth below.

SIGNATURES

IN WITNESS WHEREOF, the undersigned represents that the foregoing statements are true and correct and has caused this Securities Purchase Agreement to be duly executed on this 13 day of June, 2008.

128 E. Fairview Ave.
Spokane, WA 99207

Edward A. Hunton
Amount of Units Purchased $62,000.00

By: ______________________
(Signature)

State of Residence: WA

____
Joint Signature (if applicable)

As of the date set forth below, the undersigned hereby accepts this Agreement and represents that the foregoing statements are true and correct and that it has caused this Securities Purchase Agreement to be duly executed on its behalf.

MIPSOLUTIONS, INC.

By: ______________________
Title: Opsed Treas / Dir
Date: 6-13-08, 2008.

The purchase amount is for the conversion of $62,000.00 of accrued salary on the books of the corporation due to Mr. Hunton in the form of officer fees.